Exhibit 10.2

Rise Oil & Gas, Inc.

SUBSCRIPTION AGREEMENT

(WITH REGISTRATION RIGHTS)

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Purchaser”) in connection with its investment in the securities of RISE OIL & GAS, INC., a Texas corporation (the “Company”), as set forth below. Capitalized terms not defined in this Agreement have the meaning provided in the Company’s Confidential Private Placement Memorandum dated January 26, 2022 (the “PPM”).

WHEREAS, the Company is offering (the “Offering”) up to $5,000,000 worth of common shares of the Company (the “Shares”) at a purchase price of $1.00 per Share (the “Purchase Price”), with an overallotment of 1,000,000 shares (the “Overallotment Shares”). For purposes of this Agreement, the term “Shares” shall refer to the Shares and the Overallotment Shares;

WHEREAS, the Company is offering a minimum of 5,000,000 Shares (the “Offering”), which Offering must be completed on or before May 31, 2022, unless extended by the Company for an additional 30 days;

WHEREAS, the Shares are being offered by management on a “best efforts” basis only to Accredited Investors as described in the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the Shares of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1.	SUBSCRIPTION AND PURCHASE PRICE

(a) Subscription. Subject to the conditions set forth in Section 2 hereof, the Purchaser hereby subscribes for and agrees to purchase the number of Shares indicated on page 14 hereof on the terms and conditions described herein.

(b) Purchase of Shares. The Purchaser understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares is $1.00 per Share, for an aggregate purchase price as set forth on page 14 hereof (the “Aggregate Purchase Price”). The Purchaser’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered to the Company in accordance with the wire instructions set forth on Exhibit A attached hereto. The Purchaser understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

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2.	ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a) Acceptance. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Purchaser and the Company relating to this subscription (collectively, the “Transaction Documents”) to be performed or discharged on or prior to the Closing in which such Purchaser participates, the Purchaser shall be legally bound to purchase the Shares pursuant to the terms and conditions set forth in this Agreement. For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing (as defined below), the Purchaser may, on or prior to the Closing, at its sole and absolute discretion, elect not to purchase the Shares and provide instructions to the Company to receive the full and immediate refund of the Aggregate Purchase Price.

(b) Rescission. The Purchaser shall have the right to rescind the purchase of the Shares for up to three business days following delivery of the Purchase Price (the “Rescission Period”).

(c) Closings. Closings of this Offering will occur upon acceptance of each Agreement by the Company (each a “Closing Date”), but in no event prior to termination of the Rescission Period. The Offering will continue until the Termination Date. The Shares purchased by the Purchaser will be delivered by the Company promptly following each Closing Date. Officers, directors and affiliates of the Company, if any, may purchase Shares in the Offering.

(d) Following Acceptance or Rejection. The Purchaser acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. Prior to the Company’s execution, in the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon or deduction therefrom) and any other documents delivered in connection herewith will be returned to the Purchaser at the address of the Purchaser as set forth in this Agreement.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to each Purchaser, as of the Closing Date:

(a) Organization, Good Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

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(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required in connection therewith. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by equitable principles of general application.

(c) Capitalization. As of the Closing Date, but prior to the issuance of any Shares pursuant to this Agreement, the authorized and issued and outstanding capital stock of the Company consists solely of 20,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), of which 11,166,667 common shares are issued and outstanding. All of the Company’s outstanding common shares have been duly and validly authorized and issued and are fully paid and non-assessable.

(d) Issuance of the Shares. The Shares to be purchased by the Purchasers from the Company have been duly authorized for issuance and sale to the Purchasers and, when issued and delivered by the Company pursuant to the terms of the Agreements against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable.

(e) No Conflicts. The execution, delivery and performance of the Agreement by the Company, and the performance by the Company of its obligations contemplated herein do not and will not (i) violate any provision of the Charter Documents, (ii) conflict with, or constitute a default under any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, or (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound.

(f) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign, including FINRA) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. The Company, nor any director or executive officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or FINRA involving the Company or any current or former director or officer of the Company.

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(g) No Integrated Offering. Neither the Company nor any of its affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares under the Securities Act by causing this Offering to be integrated with prior offerings by the Company for purposes of the Securities Act.

(h) Offering Exemption. This Offering is being made in reliance upon the exemption under Rule 506(b) of Regulation D (“Regulation D”) promulgated by the Securities and Exchange Commission (the “Commission”) under Section 4(a)(2) of the Securities Act. Upon acceptance of this Subscription Agreement, the Company shall have a reasonable belief that the Purchaser is an accredited investor under Rule 501(a) of Regulation D.

4.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. Such Purchaser, if an entity, is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Purchaser is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares (this representation and warranty not limiting such Purchaser’s right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Shares, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

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(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e) Estimates; Forward-Looking Statements. The Purchaser acknowledges that any and all estimates or forward-looking statements or projections with which it may have been provided (collectively, the “Information”) were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon. The Purchaser further acknowledges that any and all Information regarding the historical performance of the Company is not necessarily indicative of future performance.

(f) Access to Information and Documents. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto), as well as all documents, records, books, and other items relating to the Purchaser’s decision to acquire the Shares, and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(g) No Representations. No oral or written representations or warranties have been made, or information furnished, to the Purchaser, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Shares the Purchaser is not relying upon any representations other than those contained herein. No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its advisors, if any, in connection with the offering of the Shares which are in any way inconsistent with the information contained in the PPM. This Agreement does not and did not constitute an offer or solicitation of an offer to any person or in any jurisdiction where such offer or solicitation is unlawful or not authorized.

(h) General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to our knowledge, any other general solicitation or general advertisement. This Agreement does not and did not constitute an offer or solicitation of an offer to any person or in any jurisdiction where such offer or solicitation is unlawful or not authorized.

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5.	CONDITIONS OF PURCHASERS’ OBLIGATIONS AT CLOSING

The obligations of each Purchaser to this Agreement to close are subject to the fulfillment on or before the Closing of each of the following conditions, unless waived by the Purchaser:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

(b) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

6.	OTHER AGREEMENTS OF THE PARTIES

(a) Indemnification of Purchasers. Subject to the provisions of this Section 6(a), the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 6(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred.

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(b) Legends. The certificates for the Shares shall bear substantially the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

7.	REGISTRATION RIGHTS

(a) Definitions. The following definitions are applicable to this Agreement:

“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person.

“Holder” means the Purchaser or any transferee of the Purchaser.

“Person” means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and government or any department or agency thereof.

“Registerable Shares” means (i) the Shares and the Overallotment Shares, and (ii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) by way of replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

(b) Registration Rights

(i) Right to Register Shares. Promptly following completion of the Offering and the completion of a transaction with a public company, the Company shall cause the entity to file a registration statement on Form S-1 to register the resale of the Shares (the “Registration”) and, subject to Sections 7(b)(ii) and (iii) hereof, the Company will use its best efforts to cause to be included in such registration all Registerable Shares. The Purchaser may exclude any or all of the Shares purchased hereunder from the Registration.

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(ii) Priority on Primary Registrations. If the Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Shares requested to be included in such registration exceeds the number that can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration first, the securities the Company proposes to sell and second, the Registerable Shares requested to be included in such registration and any other securities requested to be included in such registration that are held by Persons other than the Holders of Registerable Shares pursuant to registration rights, pro rata among the holders of Registerable Shares and the holders of such other securities requesting such registration on the basis of the number of shares of such securities owned by each such holder.

(iii) Priority on Secondary Registrations. If the Registration is an underwritten secondary registration on behalf of holders of the Company’s securities other than the Holders of Registerable Shares (the “Other Holders”), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Other Holders requesting such registration, the Company will include in such registration first, the securities requested to be included therein by the Other Holders requesting such registration and second, the Registerable Shares requested be include in such resignation hereunder, pro rata amount the Holders of Registerable Shares requesting such registration on the basis of the number of shares of such securities owned by each such Holder.

(iv) Selection of Underwriters. In the case of an underwritten Registration, the Company will have the right to select the investment banker(s) and managers(s) to administer the offering.

(c) Registration Procedures.

(i) Registration. The Company will use its reasonable best efforts to effect the registration of the Registerable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(A) Registration Statement. Prepare and file with the SEC a registration statement with respect to such Registerable Shares and use its reasonable best efforts to cause such registration statement to become effective.

(B) Amendments and Supplements. Promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required by the intended method of disposition and the terms of this Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

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(C) The Company will use its best efforts to maintain the effectiveness of the registration statement at least until the earlier of: (i) such time as all of the Shares included in the registration statement have been disposed of pursuant to and in accordance with the registration statement; (ii) such time as all of the registerable shares included in the Registration Statement may be sold to the public without registration or restriction pursuant to Rule 144 of the Securities Act; or (iii) December 31, 2023.

(D) Provisions of Copies. Promptly furnish to each seller of Registerable Shares electronic copies of each registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registerable Shares owned by such seller.

(E) Blue Sky Laws. Use its reasonable best efforts to register or qualify such Registerable Shares under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registerable Shares owned by such seller, provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 7(c)(i)(E); subject itself to taxation in any such jurisdiction; or consent to general service of process in any such jurisdiction.

(F) Prospectus Updating. Promptly notify each seller of such Registerable Shares when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any of the following events (1) the occurrence of one or more event which, individually or together, represents a fundamental change in the information contained in the prospectus included with such registration statement; (2) any material addition or change on the plan of distribution; or (3) any event which would cause the information in the prospectus included in such registration statement to contain an untrue statement of a material fact or omit any material fact necessary to make the statements therein not misleading. In such event, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus.

(G) Due Diligence. Make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement.

(H) Deemed Underwriters or Controlling Persons. Permit any Holder of Registerable Shares which Holder, in such Holder’s reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material in form and substance satisfactory to such Holder and to the Company and furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included.

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(I) Management Availability. In connection with underwritten offerings, make available appropriate management personnel for participation in the preparation and drafting of such registration or comparable statement, for due diligence meetings and for “road show” meetings.

(J) Stop Orders. Promptly notify Holders of the Registerable Shares of the threat of issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose and make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement. In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registerable Shares included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

(ii) Further Information. The Company may require each Holder of Registerable Shares to furnish to the Company in writing such information, including the proposed distribution by such Holder of such Registerable Shares, as the Company may from time-to-time reasonably request.

(iii) Notice to Suspend Offers and Sales. Each Holder severally agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 7(c)(i)(F) or 7(c)(i)(J) hereof, such Holder will forthwith discontinue disposition of shares of Common Stock pursuant to a registration hereunder until receipt of the copies of an appropriate supplement or amendment to the prospectus under Section 7(c)(i)(E) or until the withdrawal of such order under Section 7(C)(i)(I).

(iv) Reference to Holders. If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if, in the Holder’s reasonable judgement, such Holder is or might be deemed to be a controlling person of the Company, such Holder shall have the right to require (A) the insertion therein of language in form and substance satisfactory to such Holder and the Company and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holdings do not imply that such Holder will assist in meeting any future financial requirements of the Company, or (B) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder, provided that with respect to this clause (B) such Holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

(d) Registration Expenses.

(i) Expense Borne by Company. Except as specifically otherwise provided in 7(d)(ii) hereof, the Company will be responsible for payment of all expenses incident to any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, road show expenses, advertising expenses and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company in connection with such registration (all such expenses borne by the Company being herein called the “Registration Expenses”).

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(ii) Expense Borne by Selling Security Holders. The Holder will be responsible for payment of their own legal fees (if they retain legal counsel separate from that of the Company), underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder, with any such expenses which are common to the selling security holders divided among such security holders (including the Company and holders of the Company’s securities other than Registerable Shares, to the extent that securities are being registered on behalf of such Persons) pro rata on the basis of the number of shares being registered on behalf of each such security holder, or as such security holders may otherwise agree.

8.	MISCELLANEOUS.

(a) Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the Company, if the Closing has not been consummated on or before the Termination Date; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

(b) Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

(c) Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(d) Notices. Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Agreement must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth on the signature page attached hereto; (ii) upon delivery by facsimile (as verified by a printout showing satisfactory transmission) at the facsimile number designated below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); (iii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth on the signature page attached hereto (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iv) upon three business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth on the signature page attached hereto. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

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(e) Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest of the Shares based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, as applicable, by the provisions of the Transaction Documents that apply to the “Purchasers.”

(h) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth herein.

(i) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Texas. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Texas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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(j) Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

(k) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by DocuSign, facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement securities.

(n) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

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(o) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents.

(p) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day in the State of Texas, then such action may be taken, or such right may be exercised on the next succeeding business day.

(q) Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

(r) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

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COMPANY SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date set forth below.

RISE OIL & GAS, INC.

By

Name:

Title:

Date:	_________________________, 2022

Notice Information:

If to the Company at:		Rise Oil & Gas, Inc.
Attention: Kelly Hoffman, Chairman
Email Address:

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS

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ALL PURCHASERS MUST COMPLETE THIS PAGE

Aggregate Purchase Price: $_____________________

Number of Shares: ____________________________

Manner in which Title is to be held (Please Check One):

_____	Individual
_____	Joint Tenants with Right of Survivorship
_____	Community Property
_____	Tenants in Common
_____	Corporation/Partnership/Limited Liability Company
_____	IRA
_____	Trust/Estate/Pension or Profit Sharing Plan
_____	As a Custodian for ___________ Under the Uniform Gift to Minors Act for the State of __________.
_____	Married with Separate Property
_____	Keogh
_____	Tenants by the Entirety

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. You must complete this section if this is an IRA Investment.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Street Address

City, State, Zip

IF MORE THAN ONE PURCHASER, EACH PURCHASER MUST EXECUTE A SIGNATURE PAGE.

INDIVIDUAL PURCHASERS MUST COMPLETE THIS PAGE 15.

PURCHASERS WHICH ARE ENTITIES MUST COMPLETE PAGE 16.

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INDIVIDUAL PURCHASER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date set forth below.

Exact Name in Which Title to be Held

Name (Please Print)	Name of Additional Purchaser (Please Print)

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Email Address	Email Address

Fax Number	Fax Number

Signature	Signature of Additional Purchaser

Date	Date

ACCEPTED this ______ day of ____________, 2022, on behalf of Rise Oil & Gas, Inc.

By

Name:

Title:

17

ENTITY SIGNATURE PAGE

(Corporation, Partnership, LLC, Trust, Etc.)

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date set forth below.

Name of Entity	Date of Incorporation or Organization

Office Address	State of Incorporation or Organization

City, State and Zip Code

EIN

Telephone Number

Email Address

Fax Number

Signature

Name:

Title:

Date

ACCEPTED this ______ day of ____________, 2022, on behalf of Rise Oil & Gas, Inc.

By

Name:

Title:

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EXHIBIT A

Company Wiring Instructions

Bank

ABA Routing No.

Account Name

Account No.